EXHIBIT I

                             LIST AND DESCRIPTION OF
                           SUBSIDIARIES PARTICIPATING
                            IN NON-UTILITY MONEY POOL

--------------------------------- ------------------------------- -------------------------------
NAME OF APPLICANT                 DESCRIPTION OF BUSINESS         SOURCE OF SEC AUTHORITY

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Corporate          Subsidiary service company      Merger Order/1/
Services, Inc.

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Resources, Inc.    Non-utility holding company     Merger Order
(f/k/a IES Diversified, Inc.)

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Nuclear LLC        Non-utility holding company     HCAR Nos. 27096 (Oct. 26,
                                  for Alliant Energy's interest   1999) and 27175 (May 10, 2000)
                                  in nuclear plant services
                                  company

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Integrated         Non-utility holding company     Merger Order
Services Company                  for AER's energy
                                  applications, environmental
                                  consulting, gas energy
                                  aggregation, energy planning
                                  and energy management
                                  services businesses

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Investments, Inc.  Holding company for             Merger Order
(f/k/a IES Investments, Inc.)     telecommunications, real
                                  estate and other
                                  miscellaneous non-utility
                                  investments

--------------------------------- ------------------------------- -------------------------------
Alliant Energy International,     FUCO; also holding company      Section 33; Merger Order
Inc.  (f/k/a IES                  for other FUCO investments
International, Inc.)

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Transportation,    Holding company for             Merger Order
Inc.   (f/k/a IES                 transportation subsidiaries
Transportation, Inc.)
--------------------------------- ------------------------------- -------------------------------
Alliant Energy Synfuel LLC        Holds interest in synthetic     Rule 58
                                  fuel processing facility

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Generation, Inc.   Intermediate Subsidiary -       October 2001 Order/2/
                                  formed to hold interest in
                                  domestic non-regulated
                                  generating projects

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Neenah, LLC        EWG                             Section 32

--------------------------------- ------------------------------- -------------------------------
Alliant Energy EPC, LLC           Provides technical and          Rule 58
                                  operating services to owners
                                  of wind power projects

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Field Services,    Intermediate Subsidiary -       October 2001 Order
LLC                               holds investments in Energy
                                  Related Assets

--------------------------------- ------------------------------- -------------------------------

-------------------

1 WPL Holdings, Inc., et al., Holding Co. Act Release No. 26856 (Apr. 14, 1998).

2 Alliant Energy Corporation, et al., Holding Co. Act Release No. 27448 (Oct. 3,
2001).




--------------------------------- ------------------------------- -------------------------------
Alliant Energy Integrated         Energy management services      Rule 58
Services-Energy Management LLC

--------------------------------- ------------------------------- -------------------------------
Alliant Energy Integrated         Energy management services      Rule 58
Services-Energy Solutions LLC

--------------------------------- ------------------------------- -------------------------------
Cogenex Corporation               Energy management services      Rule 58

--------------------------------- ------------------------------- -------------------------------
Energy Performance Services,      Energy management services      Rule 58
Inc.

--------------------------------- ------------------------------- -------------------------------
Heartland Energy Group, Inc.      Holding company for companies   Merger Order
                                  engaged in  non-regulated gas
                                  services business

--------------------------------- ------------------------------- -------------------------------
Industrial Energy Applications,   Brokers and markets energy      Merger Order
Inc.                              and provides other energy
                                  services to customers

--------------------------------- ------------------------------- -------------------------------
Industrial Energy Applications    Limited partner in gas          Merger Order
Delaware Inc.                     gathering and pipeline system

--------------------------------- ------------------------------- -------------------------------
RMT, Inc.                         Environmental consulting and    Merger Order
                                  engineering services

--------------------------------- ------------------------------- -------------------------------
Heartland Energy Services, Inc.   Intermediate Subsidiary -       Merger Order; Rule 58
                                  holds minority interest in
                                  company that sells turbine
                                  repair services

--------------------------------- ------------------------------- -------------------------------
Iowa Land and Building Company    Holds undeveloped real          Merger Order
                                  property

--------------------------------- ------------------------------- -------------------------------
Prairie Ridge Business Park,      Holds an undeveloped tract of   Merger Order
L.C.                              land

--------------------------------- ------------------------------- -------------------------------
Village Lakeshares LP             Previously held passive         Merger Order
                                  investment in venture that
                                  managed and sold resort
                                  properties

--------------------------------- ------------------------------- -------------------------------
Transfer Services, Inc            Owns and operates a warehouse   Merger Order
(f/k/a IES Transfer Services,     and outdoor storage facility
Inc.)                             linked to railroad freight
                                  operations

--------------------------------- ------------------------------- -------------------------------
Cedar Rapids and Iowa City        Shortline freight railway       Merger Order
Railway Company

--------------------------------- ------------------------------- -------------------------------
IEI Barge Services, Inc.          Barge terminal and hauling      Merger Order
                                  services on the Mississippi
                                  River

--------------------------------- ------------------------------- -------------------------------
Williams Bulk Transfer Inc.       Owns and operates fuel          Rule 58
                                  transloading facility
--------------------------------- ------------------------------- -------------------------------

--------------------------------- ------------------------------- -------------------------------
Sheboygan Power, LLC              EWG                             Section 32

--------------------------------- ------------------------------- -------------------------------